Income Taxes - Schedule of Deferred Tax Assets and Liabilities (Details) $ in Thousands	Dec. 31, 2023 USD ($)
Deferred tax assets
Net operating loss carryforward	$ 634
Interest Expense	558
Start Up Cost	679
Outside basis difference on investment in LGM Enterprises, LLC	12,963	[1]
Other, net	0
Total deferred tax assets	14,834
Valuation allowance	(14,834)
Net deferred tax assets	$ 0

[1]	The Company's deferred tax asset for the investment in partnership relates to the excess outside tax basis over financial reporting outside basis in LGM Enterprises, LLC, which is treated as a partnership for U.S. federal income tax purposes.